UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 9, 2007
Date of Report (Date of earliest event reported)

ECOLOGY AND ENVIRONMENT, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 1-9065

New York	16-0971022
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

368 Pleasant View Drive
Lancaster, New York	14086-1397
(Address of principal executive offices)	(Zip code)

(716) 684-8060
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 9, 2007 Ecology and Environment, Inc., (E & E) liquidated its interest in Frutas Marinas Del Mar, S.R.L., a discontinued shrimp farm operation in Costa Rica.  The Company was sold to the Roozen Group (unaffiliated to E & E) for $2,500,000 in cash. E & E had acquired the farm in an asset purchase in July 1999. The Company ceased active operations at the farm in July 2003 and placed the farm for sale at that time.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release of Ecology and Environment, Inc. issued on January 10, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECOLOGY AND ENVIRONMENT, INC.
Date:	January 10, 2007	/s/ Ronald L. Frank
Ronald L. Frank Executive Vice President, Secretary, Treasurer and Chief Financial Officer - Principal Financial Officer

Form 8-K